UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 8, 2020 (June 8, 2020)

Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
In connection with a proposed secured financing, Realogy Holdings Corp. (“Realogy” or the “Company”) anticipates disclosing to prospective investors certain information that has not been previously publicly reported, excerpts of which are furnished below.
Open and closed homesale transaction volume for April and May 2020
The information presented below for open and closed homesale transaction volume for April 2020 is final and reflects updates to information provided in the Company’s May 7, 2020 earnings call, while the information presented for May 2020 is preliminary and is based on the Company’s estimates using currently available information. As a result, the May 2020 information is subject to revision and such revisions may be material.
Closed transaction volume represents closed homesale sides (with each homesale transaction having a “buy” and “sell” side) times average homesale price. Open transaction volume represents new contracts to buy or sell a home times average sale price.
The closed homesale transaction volume data presented for April 2020 and May 2020 is compared to the same month in the prior fiscal year. Year-over-year comparisons of monthly closed transaction volume often are affected by differences in the number of business days in a particular month. April 2020 had the same number of business days as April 2019, while May 2020 had two fewer business days than May 2019. The company has not adjusted the closed homesale transaction volume data presented herein to reflect an equal number of business days.
In contrast to closed transaction volume, the open transaction volume data presented has been adjusted so that each month has the same number of business days (20) as the comparable month in the prior fiscal year. For open transaction volume, the Company believes a same business day comparison is more representative as a forward-looking indicator. The adjustment to open transaction volume to eliminate the two additional business days in May 2019, however, favorably impacts the year-over-year comparison.
Demand improved markedly during the month of May 2020, after also showing improvement in the second half of April 2020. Specifically, the Company combined open homesale transaction volume significantly improved during May 2020, with a decline of (6)% year-over-year for approximately the second half of May 2020 compared to decline of (22%) year-over-year for approximately the first half of May 2020.
The Company believes that the change in both its final April and preliminary May 2020 data for closed and open transaction volume at Realogy Brokerage Group as compared to Realogy Franchise Group is driven primarily by the different geographic mix between the two businesses.

	Closed Transaction Volume	Open Transaction Volume (1)
	(unaudited)
Realogy Franchise and Brokerage Group Combined

May 2020 vs. May 2019 (preliminary)	(41%)	(14%)
April 2020 vs. April 2019	(21%)	(44%)

Realogy Franchise Group (2)

May 2020 vs. May 2019 (preliminary)	(40%)	(9%)
April 2020 vs. April 2019	(17%)	(40%)

Realogy Brokerage Group

May 2020 vs. May 2019 (preliminary)	(45%)	(21%)
April 2020 vs. April 2019	(29%)	(49%)

(1)
The time to close a homesale transaction can vary widely, from days to months, but under normal market conditions, the Company estimates based on its data that once a contract is signed (and becomes an open transaction), it takes an average of 45 to 5
0
days to close (and become a closed transaction), excluding contracts that terminate prior to closing.

(2)	Includes all franchisees except for Realogy Brokerage Group.

As a result of the
COVID-19
crisis, in
mid-March
2020, the Company began taking a series of proactive measures intended to increase liquidity to support its operations, identify and implement cost-saving measures, and to work to provide liquidity to affiliated franchisees in light of the emerging
COVID-19
crisis. These measures are assessed by management on an ongoing basis and may be extended, contracted and/or expanded as the situation evolves. Material revenue declines relating to this crisis, including in the second quarter of 2020, are expected to have a material negative impact on the Company’s earnings and may also adversely impact its liquidity, notwithstanding the mitigation actions taken to date, given the significant uncertainties created by the
COVID-19
crisis and related economic downturn, may continue to have such an effect in future periods. For further discussion of the
COVID-19
crisis, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent
Developments—COVID-19”
in the Company’s Quarterly Report on Form
10-Q
for the period ended March 31, 2020 (“First Quarter 2020 Form
10-Q”).
Litigation Update
As described more fully in Note 9 to the consolidated financial statements of the First Quarter 2020 Form 10-Q (“Note 9”), under the caption
Company-Initiated Litigation
, the Company filed an action against affiliates of Madison Dearborn Partners, LLC and SIRVA pursuant to which it alleges breach of contract and seek specific performance by SIRVA to perform its obligations under the Purchase and Sale Agreement entered into on November 6, 2019 for the acquisition of Cartus Relocation Services, the Company’s global employee relocation business, by North American Van Lines, Inc. (as assignee of SIRVA), or in the alternative, ordering the defendants to specifically perform their contractual obligations to pay the Company a $30 million termination fee, as well as costs and expenses, including reasonable attorney’s fees. On May 8, 2020, the Court granted the Company’s motion to expedite the proceedings. The defendant’s motion to dismiss is
limited to the issue of the availability of specific performance will be heard by the Court on July 17, 2020 and trial has been set for November 30, 2020.
The Company also disclosed that in July 2019, it filed an action against Urban Compass, Inc. and Compass, Inc. (together, “Compass”), as described more fully in Note 9. On June 5, 2020, having previously denied certain portions of Compass’ motion to dismiss, the Court denied the balance of the motion to dismiss, and denied as moot Compass’ motion to compel arbitration, granting the Company leave to amend the allegations that relate to Corcoran’s exclusive listings to clarify the claims and damages sought in the action. The Company’s amended complaint is due by June 19, 2020.
In addition, on June 1, 2020, the Company became party to an action captioned
Rubenstein, Nolan v. The National Association of Realtors, Realogy Holdings Corp., Coldwell Banker, Sotheby’s Investment Realty, and Homeservices of America, Inc
. (U.S. District Court for the District of Connecticut), wherein the plaintiffs take issue with the same NAR policies related to buyer broker compensation at issue in the
Moehrl and Sitzer
matters that are disclosed in Note 9, but claim the alleged conspiracy has harmed buyers (instead of sellers) and is a federal racketeering violation (instead of a violation of federal antitrust law). The predicate criminal act and other elements of the racketeering violation are not pled. The Company has not yet been served.

Termination of listing fee contract
As previously disclosed, the Company has received meaningful listing fees for its provision of real estate listings under agreements that were scheduled to expire in March 2022. Due to disputes between the parties, which heightened during the
COVID-19
crisis, these agreements were terminated during the second quarter of 2020. While the termination of these agreements will have a negative impact on the Company’s revenues and earnings, it will also eliminate various obligations, which could allow us to pursue certain strategic options that were previously unavailable to us and could result in certain reduced expenses. The Company will continue to focus efforts on lead generation and other programs designed to benefit affiliated agents and franchisees.
Forward-Looking Statements
Certain statements in this report on Form
8-K
constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Holdings Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “potential” and “plans” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
The following include some, but not all, of the factors that could affect our future results and cause actual results to differ materially from those expressed in the forward-looking statements. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the coronavirus disease
(COVID-19)
pandemic: the extent, duration and severity of the spread of the
COVID-19
pandemic and the extent, duration and severity of the economic consequences stemming from the
COVID-19
crisis (including a potential significant economic contraction) as well as related risks such as governmental regulation (including those that preclude or strictly limit showings of properties), changes in patterns of commerce or consumer activities and changes in consumer attitudes and the impact of any of the foregoing on our business, results of operations and liquidity; adverse developments or the absence of sustained improvement in general business, economic or political conditions or the U.S. residential real estate markets, either regionally or nationally, including but not limited to: a decline in consumer confidence or spending; weak capital and financial markets and/or the instability of financial institutions; increased levels of unemployment and/or declining wages or stagnant wage growth in the U.S.; an increase in potential homebuyers with low credit ratings, inability to afford down payments or other mortgage challenges due to disrupted earnings; constraints on the availability of mortgage financing; an increase in foreclosure activity; a decline or a lack of improvement in the number of homesales; insufficient or excessive home inventory levels by market and price point; stagnant or declining home prices; a reduction in the affordability of housing; a lack of improvement or deceleration in the building of new housing and/or irregular timing or volume of new development closings; the potential negative impact of certain provisions of the Tax Cuts and Jobs Act of 2017 on (i) home values over time in states with high property, sales and state and local income taxes and (ii) homeownership rates, in particular in light of our market concentration in high-tax
states; geopolitical and economic instability; and/or economic stagnation or contraction in the U.S. economy, including the impact of recessions, slow economic growth, or a deterioration in other economic factors (including potential consumer, business or governmental defaults due to the
COVID-19
crisis) that particularly impact the residential real estate market and the business segments in which we operate whether broadly or by geography and price segments; risks related to our ability to comply with the senior secured leverage ratio covenant under our Senior Secured Credit Facility (including the Revolving Credit Facility) and Term Loan A Facility as a result of a material decline in our ability to generate EBITDA calculated on a Pro Forma Basis (as defined in the agreements governing those facilities) or otherwise; risks associated with our substantial indebtedness and interest obligations and restrictions contained in our debt agreements, including risks relating to our ability to generate sufficient cash flows to service our debt (in particular if the
COVID-19
crisis continues for a prolonged period) and having to dedicate a significant portion of our cash flows from operations to service our debt and risks relating to our ability to refinance or repay our indebtedness or incur additional indebtedness; risks related to disruptions in the securitization markets, including in connection with the
COVID-19
crisis, which may adversely impact our ability to continue to securitize certain of the relocation assets of Cartus Relocation Services or increase our cost of funding; the impact of increased competition in the industry for clients, for the affiliation of independent sales agents and for the affiliation of franchisees on our results of operations and market share, including competition from: real estate brokerages, including those seeking to disrupt historical real estate brokerage models; other industry participants seeking to eliminate brokers or agents from, or minimize the role they play in, the homesale transaction; other industry participants otherwise competing for a portion of gross commission income; and other residential real estate franchisors; the impact of disruption in the residential real estate brokerage industry, and on our results of operations and financial condition, as a result of listing aggregator concentration and market power; continuing pressure on the share of gross commission income paid by our company owned brokerages and affiliated franchisees to affiliated independent sales agents and independent sales agent teams; our inability to develop products, technology and programs (including our company-directed affinity programs) that support our strategy to grow the base of independent sales agents at our company owned and franchisee real estate brokerages and the base of our franchisees; our geographic and high-end
market concentration, including the heightened competition for independent sales agents in those geographies and price points; our inability to enter into franchise agreements with new franchisees or renew existing franchise agreements, without reducing contractual royalty rates or increasing the amount and prevalence of sales incentives; the lack of revenue growth or declining profitability of our franchisees and company owned brokerage operations or declines in other revenue streams; increases in uncollectible accounts receivable and note reserves as a result of the adverse financial effects of the
COVID-19
crisis on our franchisees and relocation clients; the potential impact of negative industry or business trends (including further declines in our market capitalization) on our valuation of goodwill and intangibles; the extent of the negative impact of the discontinuation of the USAA affinity program on our revenues and profits derived from affinity program referrals (including revenue to Realogy Brokerage Group, Realogy Franchise Group (including Realogy Leads Group), and Realogy Title Group); the loss of our next largest affinity client or multiple significant relocation clients; risks related to our ongoing litigation with Madison Dearborn Partners, LLC and SIRVA Worldwide, Inc. regarding the planned sale of Cartus Relocation Services, including that such transaction will not close; changes in corporate relocation practices resulting in fewer employee relocations, reduced relocation benefits and/or increasing competition in corporate relocation; an increase in the experienced claims losses of our title underwriter; our failure or alleged failure to comply with laws, regulations and regulatory interpretations and any changes or stricter interpretations of any of the foregoing (whether through private litigation or governmental action), including but not limited to (1) state or federal employment laws or regulations that would require reclassification of independent contractor sales agents to employee status, (2) privacy or data security laws and regulations, (3) the Real Estate Settlement Procedures Act or other federal or state consumer protection or similar laws and (4) antitrust laws and regulations; risks related to the impact on our operations and financial results that may be caused by any future meaningful changes in industry operations or structure as a result of governmental pressures (including pressures for lower brokerage commission rates), the actions of certain competitors, the introduction or growth of certain competitive models, changes to the rules of the multiple listing services, or otherwise; risks relating to our ability to return capital to stockholders including, among other risks, the impact of restrictions contained in our debt agreements, in particular the indenture governing the 9.375% Senior Notes due 2027; and risks and growing costs related to both cybersecurity threats to our data and customer, franchisee, employee and independent sales agent data, as well as those related to our compliance with the growing number of laws, regulations and other requirements related to the protection of personal information.
Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form
10-Q
for the quarter ended March 31, 2020 and our Annual Report on Form
10-K
for the year ended December 31, 2019, and our other filings made from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally. We undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President and Chief Financial Officer and Treasurer

Date: June 8, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President and Chief Financial Officer and Treasurer

Date: June 8, 2020